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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported):
                                  May 28, 2002


                           EARTH SEARCH SCIENCES, INC.
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             (Exact name of registrant as specified in its charter)



      State of Utah                  0-19566                   87-0437723
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(State of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                           Identification No.)



   1729 Montana Highway 35, Kalispell, MT                        59901
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  (Address of principal executive offices)                    (Zip code)



               Registrant's telephone number, including area code:
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                                 (406) 751-5200


                  502 North 3rd Street, #8, McCall, Idaho 83638
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          (Former Name or Former Address, if changed since last report)

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ITEM 5.    OTHER EVENTS.

On May 28, 2002, the Board of Directors of Earth Search Sciences, Inc. accepted the resignation of John W. Peel as Chief Executive Officer and a Director of the Company and as an officer and director of subsidiaries of the Company, including STDC. For the time being, Larry Vance, Chairman of the Company, will assume the role as Chief Executive Officer of the Company.




ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)   Financial Statements of Business Acquired--Not applicable.

           (b)   Pro Forma Financial Information--Not applicable.

           (c)   Exhibits--Not applicable.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Earth Search Sciences, Inc.


Dated: May 28, 2002                       /s/ Rory J Stevens
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                                          Rory J Stevens, CFO